STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS) - USD ($)	3 Months Ended		7 Months Ended	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018
Statements Of Operations And Other Comprehensive Income
Revenues
Cost of revenues
Gross profit
Selling, General and Administrative expenses	25,258	14,663	73,271	54,774
Loss from operations	(25,258)	(14,663)	(73,271)	(54,774)
Other income, net
Loss before provision for income taxes	(25,258)	(14,663)	(73,271)	(54,774)
Income tax expense
Net Loss	(25,258)	(14,663)	(73,271)	(54,774)
Other Comprehensive loss	$ (25,258)	$ (14,663)	$ (73,271)	$ (54,774)
Loss per share (Note 4)
Basic and diluted	$ 0.00	$ 0.00	$ (0.01)	$ (0.01)
Weighted average common shares outstanding:
Basic and diluted	10,204,000	10,204,000	9,000,000	10,087,000